Exhibit R

POWER OF ATTORNEY

Know all men by these presents:

That I, Frederic K. Becker, a member of the Board of Directors of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ Frederic K. Becker
Frederic K. Becker
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Gordon M. Bethune, a member of the Board of Directors of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ Gordon M. Bethune
Gordon M. Bethune
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, W. Gaston Caperton III, a member of the Board of Directors of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ W. Gaston Caperton III
W. Gaston Caperton III
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Gilbert F. Casellas, a member of the Board of Directors of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ Gilbert F. Casellas
Gilbert F. Casellas
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, James G. Cullen, a member of the Board of Directors of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ James G. Cullen
James G. Cullen
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, William H. Gray, III, a member of the Board of Directors of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ William H. Gray
William H. Gray, III
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Jon F. Hanson, a member of the Board of Directors of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ Jon F. Hanson
Jon F. Hanson
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Constance J. Horner, a member of the Board of Directors of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ Constance J. Horner
Constance J. Horner
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Karl J. Krapek, a member of the Board of Directors of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ Karl J. Krapek
Karl J. Krapek
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Christine A. Poon, a member of the Board of Directors of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ Christine A. Poon
Christine A. Poon
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Arthur F. Ryan, a member of the Board of Directors of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ Arthur F. Ryan
Arthur F. Ryan
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, James A. Unruh, a member of the Board of Directors of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ James A. Unruh
James A. Unruh
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Richard J. Carbone, Senior Vice President and Chief Financial Officer of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January 2007.

/s/ Richard J. Carbone
Richard J. Carbone
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

Know all men by these presents:

That I, Peter B. Sayre, Senior Vice President and Corporate Controller, of The Prudential Insurance Company of America (“Prudential”), do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, MICHAEL J. SCHARPF and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

The Prudential Variable Contract Account GI-2 and the PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contract, File Nos. 333-137572 and 811-07545.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2007.

/s/ Peter B. Sayre
Peter B. Sayre
Senior Vice President and Corporate Controller